Dividends	12 Months Ended
Dec. 31, 2020
Dividends [Abstract]
Dividends

29. DIVIDENDS

The dividend and total dividend per share for the fiscal year ending December 31, 2019 were 700 Won and 505,587 million Won, respectively, approved at the regular shareholders’ meeting held on March 25, 2020 and paid in April 2020.

A dividend in respect of the year ended December 31, 2020, of 360 Won per share, amounting to a total dividend of 260,017 million Won, was approved by shareholders at the annual general meeting on March 26, 2021.